UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file Number 811-05276
Value Line Funds Variable Trust
(Exact name of registrant as specified in charter)
7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 212-907-1900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2015

Item I.   Reports to Stockholders.
A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/15 is included with this Form.

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

Stephen E. Grant,
Portfolio Manager

Liane Rosenberg,
Portfolio Manager

Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment return consistent with reasonable risk
Inception Date:
October 1, 1987
Net Assets at
June 30, 2015:
$301,900,169
Portfolio Composition
at June 30, 2015:
(Percentage of Total
Net Assets)

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this semi-annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), for the six months ended June 30, 2015.
The six months ended June 30, 2015 were rewarding ones for the Fund, as it outperformed its benchmark index for the semi-annual period. Further, the Fund outpaced its peers for the one-, three-, five- and ten-year periods ended June 30, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 (mixed asset target allocation growth category).
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets over the six months ended June 30, 2015, especially given the newsworthy events of the semi-annual period.
Economic Review
U.S. real Gross Domestic Product (GDP) got off to a slow start in 2015, contracting at a 0.2% annualized rate from January through March. This was a significant deceleration from the 2.2% pace of U.S. economic growth seen in the fourth quarter of 2014. The contraction in first quarter GDP was largely a reflection of weak consumer spending in part due to harsh winter weather and in part due to mixed employment data. A sharp drop in exports due to the strong U.S. dollar and a labor strike in west coast ports also contributed to weak first quarter economic growth. While the final GDP numbers for the second quarter of 2015 have not yet been reported as of this writing, most expect modest positive growth as many of the driving forces of first quarter weakness were widely viewed as temporary.
On the positive side, U.S. unemployment declined from 5.6% at year-end 2014 to 5.3% in June 2015. Despite the declining unemployment rate, the labor picture was not uniformly positive. Job creation slowed toward the end of the semi-annual period, and the labor force participation rate edged down slightly. These mixed labor results contributed to lackluster retail sales, as consumers spent conservatively.
As would be expected in this period of relatively slow economic growth, inflationary pressures remained modest. Consumer prices remained in check, with the headline Consumer Price Index (CPI) rising just 0.1% year over year before seasonal adjustment as of June 2015. This was the first 12-month increase in CPI since December 2014. Core inflation, which excludes food and energy and which is the price measure tied to consumer spending watched most closely by the Federal Reserve (the Fed), was up 1.8% in June 2015 from a year earlier. Notably, while the food segment of the CPI increased 1.8% during the 12 months ended June 2015, the energy segment of the CPI, despite rising in the months of May and June 2015, declined 15.0% over the same 12-month span.
The Fed continued to monitor inflation, as well as unemployment and other key market data, still looking for signs of inflation heading toward its desired 2% target. Inflationary pressures could be re-kindled should wage pressures build from declining unemployment. However,

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

through June 2015, the Fed left the targeted federal funds rate unchanged near zero. At its June 2015 meeting, the Fed hinted that U.S. rates were still on track to increase later this year, though a shift lower in Fed officials’ economic growth and inflation forecasts signaled a potential delay, extending forecasts for an initial rate hike to late 2015. Fed Chair Janet Yellen maintained a cautious tone at the Fed’s press conference, noting the Fed would raise short-term interest rates only gradually, with the precise timing of  “lift off,” or its first rate hike, heavily dependent on data and developments.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index2, gained 1.23% during the six months ended June 30, 2015. While representing the S&P 500® Index’s weakest first-half performance since 2010, the modest gain still marked ten consecutive calendar quarters of positive returns for the broad U.S. equity market. The S&P 500® Index was volatile but showed its resiliency despite a backdrop of modest global economic growth, a contraction in the U.S. economy during the first calendar quarter, a potential Greek exit from the euro, and both an economic slowdown and equity market retreat in China. The U.S. equity market found support from the low interest rate environment and generally improving economic data, including a drop in the national unemployment rate and a better housing market, among other factors. Throughout, the U.S. equity market focused on the timing of the first interest rate increase by the Fed.
Given these oppositional and somewhat cloudy market forces, sector performance within the S&P 500® Index was widely divergent during the semi-annual period, with five sectors posting positive returns and five posting negative returns. Growth-oriented stocks were favored.
Utilities was the worst performing sector in the S&P 500® Index during the semi-annual period. The utilities sector tends to be highly interest rate sensitive, and thus the sector sold off sharply as the 10-year U.S. Treasury yield climbed and in anticipation of a Fed interest rate hike at some point in 2015. The energy sector also declined—based primarily on crude oil price weakness early in 2015.
Conversely, market participants perceived the combination of lower energy prices, better employment prospects and an improving housing market as beneficial for consumers. In anticipation of increasing consumption, the consumer discretionary sector performed especially well during the semi-annual period. Health care was the best performing sector in the S&P 500® Index during the semi-annual period, benefiting from healthy business fundamentals and an increase in mergers and acquisitions.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index3, posted a return of -0.10% during the semi-annual period. The yield curve steepened, as longer-term yields (i.e. securities with maturities of seven years and longer) rose, while shorter-term maturities (i.e. securities with maturities of less than seven years) ended the semi-annual period with lower rates. A steepening yield curve is one in which the differential in yields of securities with various maturities widens. The yield on the two-year U.S. Treasury bill declined approximately three basis points, while the yield on the bellwether 10-year U.S. Treasury note rose approximately 18 basis points and the yield on the 30-year U.S. Treasury increased approximately 36 basis points during the semi-annual period. (A basis point is 1/100th of a percentage point.)
Much of the shift in interest rates derived from investor expectations that the Fed would delay its first rate hike. The concern was that should rates stay “lower for longer,” the lack of Fed action would serve to increase inflation. In turn, expectations for potentially higher inflation led to an increase in rates at the longer-term end of the yield curve, or spectrum of maturities, despite the realization of only lackluster inflation measures. Amidst this backdrop, investors were attracted to securities offering higher yields. High yield corporate bonds performed best relative to U.S. Treasuries, followed at some distance by securitized bonds, including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The securitized sector overall tends to be more defensive than U.S. Treasuries in an environment of modest rate increases and thus tends to outperform. Investment grade corporate bonds lagged U.S. Treasuries during the semi-annual period.
While it was difficult at times to get a clear picture of U.S. economic strength, investors strongly focused on the Fed’s announcements and the likelihood of the first interest rate hike some time in 2015. The Greek crisis added another level of uncertainty to the markets. Still, as a whole, new issue supply was met with generally good demand.
* * *

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information, we invite you to contact your investment representative or visit www.guardianinvestor.com.
Sincerely,

Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Value Line Funds are distributed by EULAV Securities LLC.

Lipper Rankings represent the Fund’s ranking within its Lipper asset class peer group and are based on total return performance and do not reflect the effect of sales charges. Although a fund may outperform peers when compared to Lipper peer groups, the returns for that time period may still be negative. Rankings shown include management fees and are provided by Lipper Inc., a leading independent performance analysis service. This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Past performance is no guarantee of future results.

The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

3
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY(condensed)
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
To achieve the Fund’s objective, EULAV Asset Management (the “Adviser”) invests in a broad range of common stocks, bonds and money market instruments in accordance with an asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets, which Value Line, Inc. developed. The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). On occasion, the Fund may invest in BBB-rated debt securities, which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System in selecting securities for purchase or sale.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2015.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 1.31% during the six months ended June 30, 2015. This compares to the 0.70% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
Effective stock selection was the primary contributor to the Fund’s strong relative results during the semi-annual period. Prudent bond selection also contributed positively. Asset allocation added value as well, as the Fund was overweighted equities and underweighted fixed income throughout. With U.S. equities, as measured by the S&P 500® Index, up 1.23% during the semi-annual period, and bonds, as measured by the Barclays Index, posting a return of  -0.10%, this asset allocation clearly proved effective.
Two currents in the U.S. equity market during the semi-annual period served as tailwinds to the equity portion of the Fund’s favorable relative results. First, small- and mid-cap stocks outperformed large-cap stocks. Second, growth-oriented stocks outperformed value-oriented stocks. Less than half of the Fund’s equity holdings are large-cap stocks and very few would be considered mega-cap stocks; rather mid-cap stock holdings predominate. Further, the equity portion of the Fund leans more toward growth than value, though we do not exclude value. In contrast, the S&P 500® Index is weighted toward the largest-cap stocks and is, by definition, composed half of growth stocks and half of value stocks.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund outpaced its equity benchmark, the S&P 500® Index, during the semi-annual period. Stock selection in the information technology sector proved most effective. The Fund held overweighted positions in application software provider Salesforce.com and information technology services provider Cognizant Technology Solutions, whose shares each saw double-digit gains during the semi-annual period. The Fund also benefited from avoiding the weak semiconductor industry.
Stock selection was also favorable to the Fund’s results in the consumer staples sector, wherein the S&P 500® Index lost ground while the Fund gained. Notable positive contributors within the sector were an overweighted position in tobacco company Reynolds American, which saw double-digit share price gains, and the avoidance of a position in household products manufacturer Procter & Gamble, whose shares dropped. Stock selection in and having an underweighted allocation to the energy sector, which posted a negative return during the semi-annual period, also helped. Having no exposure to integrated oil companies Exxon Mobil and Chevron, which each saw their share prices decline during the semi-annual period, buoyed relative results.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

Partially offsetting these positive contributors was stock selection in the industrials and health care sectors, which detracted. In industrials, the Fund was hurt most by having an overweighted allocation to the sector, which lagged the S&P 500® Index during the semi-annual period. Most notably, the Fund overweighted the railroad industry, wherein positions in Canadian National Railway, Kansas City Southern and Union Pacific declined. Health care was the strongest sector in the S&P 500® Index during the semi-annual period. The Fund was prudently overweighted, but having an overweight position in life science equipment provider Idexx Laboratories, whose shares declined, dampened performance. Not owning a position in biopharmaceutical company Gilead Sciences also hurt, as its shares rose.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s relative results were automotive parts and accessories retailer O’Reilly Automotive, pharmaceuticals company Novo Nordisk and lighting and control systems producer Acuity Brands, which each saw its share price gain driven by strong operating results. Other especially strong performers during the semi-annual period included weighing instruments manufacturer Mettler-Toledo International, application software provider Salesforce.com, and, among those stocks already mentioned, Reynolds American and Cognizant Technology Solutions.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the Fund was hurt by profit-taking in the railroad industry, where weaker than expected operating results sent the shares of Canadian National Railway, Kansas City Southern and Union Pacific, in each of which the Fund held a position, down. As mentioned earlier, Idexx Laboratories was also a weak performer during the semi-annual period, struggling as it reported weaker than expected quarterly earnings. Not holding a position in the strongly performing information technology giant Apple detracted as well.
Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, we initiated a position in the equity portion of the Fund in specialty consumer finance company Fiserv, which produced better than expected operating results and which has a consistent long-term record of strong earnings and stock price growth.
Deletions from the Fund’s equity portfolio included three financial companies—supplemental insurance company Aflac, diversified financial services company Royal Bank of Canada and financial services holding company T Rowe Price Group. In each case, we sold the Fund’s position due to eroding long-term growth rates in earnings and stock price.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
There were no material changes in the equity portion of the Fund’s sector weightings during the six-month period ended June 30, 2015.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2015?
As of June 30, 2015, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the information technology, financials and energy sectors on the same date.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a positive effect on its performance relative to the Barclays Index during the reporting period. We kept the Fund’s duration short that of the Barclays Index by approximately 1/2 year, which helped, as rates generally rose. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
The fixed income portion of the Fund’s position in and issue selection among corporate bonds, both investment grade and high yield, was the strongest positive contributor to its relative performance. Investors were attracted to their relatively higher yields in a time of still relatively low rates. The biggest detractors from the fixed income portion of the

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

Fund’s results were U.S. Treasuries. While an underweighting at the long-term end of the U.S. Treasury yield curve, where rates rose most steeply, added to performance, an underweighting in intermediate-term U.S. Treasuries materially detracted, as this segment of the yield curve ended the semi-annual period with lower rates.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
During the semi-annual period, we reduced the fixed income portion of the Fund’s allocation to long-term U.S. Treasury securities in anticipation of a rising rate environment. We also reduced exposure to short-term U.S. Treasury securities, reallocating those proceeds into asset-backed securities. We increased the fixed income portion of the Fund’s position in high yield corporate bonds in anticipation of a strengthening global economy. These shifts in sector weightings were implemented without notable effect on duration but enabled the fixed income portion of the Fund to gain incremental income.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2015?
At the end of June 2015, the fixed income portion of the Fund remained overweight relative to the Barclays Index in spread, or non-U.S. Treasury, sectors. The fixed income portion of the Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The fixed income portion of the Fund was also overweight the securitized sector overall, specifically asset-backed securities and commercial mortgage-backed securities, but had an underweight to mortgage-backed securities. The fixed income portion of the Fund remained underweight relative to the Barclays Index in U.S. Treasuries given our focus on enhancing investment income.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2014, the Fund had weightings of approximately 72% in stocks, 23% in fixed income securities and 5% in cash equivalents. By the end of June 2015, the Fund had weightings of approximately 74% in stocks, 24% in fixed income securities and 2% in cash equivalents, with Value Line’s proprietary asset allocation model remaining positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term.
In the fixed income portion of the Fund, we intend to position for a gradual rise in rates. This includes an overweight to spread sectors, as U.S. Treasuries tend to underperform in a rising rate environment. We also intend to maintain a modest presence in high yield corporate bonds given our expectations for a strengthening U.S. economy.
At the end of the semi-annual period, our asset allocation model remained positive on the stock market. If, however, stock prices continue climbing, or long-term interest rates rise further, the model may well become less bullish toward stocks. As always, we intend to stay true to our time-tested investment discipline going forward.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

Top Ten Holdings (As of 6/30/2015) (Unaudited)
Company	Percentage of Total Net Assets
O’Reilly Automotive, Inc.	2.02%
Sigma-Aldrich Corp.	1.96%
SBA Communications Corp. Class A	1.68%
Stericycle, Inc.	1.51%
Henry Schein, Inc.	1.50%
Mettler-Toledo International, Inc.	1.49%
AMETEK, Inc.	1.48%
Alliance Data Systems Corp.	1.45%
TJX Companies, Inc. (The)	1.42%
AutoZone, Inc.	1.41%
Equity Sector Weightings vs. Index (As of 6/30/2015) (Unaudited)

Average Annual Total Returns (For periods ended 6/30/2015) (Unaudited)
	Year to Date (not annualized)	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/1/1987
Value Line Strategic Asset Management Trust	1.31%	5.12%	12.25%	13.32%	7.50%	9.83%
60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index	0.70%	5.20%	11.12%	11.74%	6.51%	8.05%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust
Semiannual Report To Contractowners

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2015 and held for the six months ended June 30, 2015.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,013.08	$4.44	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46	0.89%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust

Schedule of Investments
June 30, 2015 (Unaudited)
Shares		Value
Common Stocks — 73.6%
Consumer Discretionary — 8.6%
6,400	AutoZone, Inc.*	$4,268,160
48,000	BorgWarner, Inc.	2,728,320
36,000	Brinker International, Inc.	2,075,400
22,000	Domino’s Pizza, Inc.	2,494,800
89,000	LKQ Corp.*	2,691,805
27,000	O’Reilly Automotive, Inc.*	6,101,460
65,000	TJX Companies, Inc. (The)	4,301,050
47,000	Wolverine World Wide, Inc.	1,338,560
		25,999,555
Consumer Staples — 7.6%
16,900	British American Tobacco PLC ADR	1,829,425
50,000	Church & Dwight Co., Inc.	4,056,500
10,000	Costco Wholesale Corp.	1,350,600
17,000	Energizer Holdings, Inc.	2,236,350
126,000	Flowers Foods, Inc.	2,664,900
38,000	General Mills, Inc.	2,117,360
56,000	Hormel Foods Corp.	3,156,720
30,000	PepsiCo, Inc.	2,800,200
35,000	Reynolds American, Inc.	2,613,100
		22,825,155
Energy — 2.2%
42,000	EQT Corp.	3,416,280
34,000	FMC Technologies, Inc.*	1,410,660
42,000	Noble Energy, Inc.	1,792,560
		6,619,500
Financials — 3.0%
11,200	Affiliated Managers Group, Inc.*	2,448,320
36,000	American Tower Corp. REIT	3,358,440
12,000	Arch Capital Group Ltd. *	803,520
46,000	Wells Fargo & Co.	2,587,040
		9,197,320
Health Care — 13.0%
20,200	Alexion Pharmaceuticals, Inc.*	3,651,554
6,408	Allergan PLC*	1,944,572
14,400	C.R. Bard, Inc.	2,458,080
44,200	Cerner Corp.*	3,052,452
50,000	DENTSPLY International, Inc.	2,577,500
42,000	Express Scripts Holding Co.*	3,735,480
31,800	Henry Schein, Inc.*	4,519,416
55,600	IDEXX Laboratories, Inc.*(1)	3,566,184
15,000	McKesson Corp.	3,372,150
8,000	Mednax, Inc.*	592,880
13,200	Mettler-Toledo International, Inc.*	4,507,272
50,000	Novo Nordisk A/S ADR	2,738,000
20,000	Thermo Fisher Scientific, Inc.	2,595,200
		39,310,740
Shares		Value
Industrials — 19.8%
13,000	Acuity Brands, Inc.	$2,339,740
81,575	AMETEK, Inc.	4,468,678
60,000	Canadian National Railway Co.	3,465,000
34,000	CLARCOR, Inc.	2,116,160
43,200	Danaher Corp.	3,697,488
28,000	Donaldson Co., Inc.	1,002,400
1,700	EnerSys	119,493
12,400	Esterline Technologies Corp.*	1,182,216
22,000	General Dynamics Corp.	3,117,180
40,000	IDEX Corp.	3,143,200
13,600	IHS, Inc. Class A*	1,749,368
28,500	ITT Corp.	1,192,440
12,600	J.B. Hunt Transport Services, Inc.	1,034,334
22,000	Kansas City Southern	2,006,400
24,200	Kirby Corp.*	1,855,172
22,000	Parker-Hannifin Corp.	2,559,260
41,500	Republic Services, Inc.	1,625,555
24,000	Roper Technologies, Inc.	4,139,040
34,000	Stericycle, Inc.*	4,552,940
8,000	Teledyne Technologies, Inc.*	844,080
34,000	Toro Co. (The)	2,304,520
26,000	Union Pacific Corp.	2,479,620
23,000	United Technologies Corp.	2,551,390
11,000	W.W. Grainger, Inc.	2,603,150
76,500	Waste Connections, Inc.	3,604,680
		59,753,504
Information Technology — 8.6%
23,000	Accenture PLC Class A	2,225,940
15,000	Alliance Data Systems Corp.*	4,379,100
61,200	Amphenol Corp. Class A	3,547,764
1,800	Anixter International, Inc.*	117,270
19,000	ANSYS, Inc.*	1,733,560
28,000	Apple, Inc.	3,511,900
48,000	Cognizant Technology Solutions Corp. Class A*	2,932,320
15,000	Fiserv, Inc.*	1,242,450
20,000	MasterCard, Inc. Class A	1,869,600
53,600	Salesforce.com, Inc.*	3,732,168
4,900	WEX, Inc.*	558,453
		25,850,525
Materials — 8.3%
12,000	Airgas, Inc.	1,269,360
25,000	AptarGroup, Inc.	1,594,250
27,000	Crown Holdings, Inc.*	1,428,570
33,400	Ecolab, Inc.	3,776,538
44,000	FMC Corp.	2,312,200
5,400	NewMarket Corp.	2,397,006
24,000	Praxair, Inc.	2,869,200

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2015 (Unaudited)
Shares		Value
Common Stocks — 73.6% (Continued)
Materials — 8.3% (Continued)
18,000	Scotts Miracle-Gro Co. (The) Class A	$1,065,780
42,400	Sigma-Aldrich Corp.	5,908,440
31,000	Valspar Corp. (The)	2,536,420
		25,157,764
Telecommunication Services — 1.7%
44,000	SBA Communications Corp. Class A*	5,058,680
		5,058,680
Utilities — 0.8%
46,800	ITC Holdings Corp.	1,506,024
41,000	South Jersey Industries, Inc.	1,013,930
		2,519,954
Total Common Stocks (Cost $78,575,221)		222,292,697
Principal Amount		Value
Asset-Backed Securities — 0.4%
$150,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class A4, 1.62%, 10/22/18	151,151
150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	150,351
125,000	Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A3, 1.27%, 5/15/19(2)	125,289
250,000	Ford Credit Auto Lease Trust, Series 2014-A, Class A4, 0.90%, 6/15/17	249,982
300,000	Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10%, 11/15/17	300,320
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	101,248
Total Asset-Backed Securities (Cost $1,077,451)		1,078,341
Commercial Mortgage-Backed Securities — 1.2%
300,000	Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.92%, 5/10/45(3)	304,987
250,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	260,186
317,288	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	333,578
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	252,236
Principal Amount		Value
$200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.68%, 8/25/45(2)(3)	$207,275
137,978	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.19%, 12/25/45(2)(3)	142,029
400,000	GNMA, Series 2013-12, Class B, 2.32%, 11/16/52(3)	384,948
350,000	GS Mortgage Securities Trust, Series 2006-GG6, Class A4, 5.55%, 4/10/38(3)	351,985
100,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	103,673
189,191	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(3)	203,113
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	254,132
200,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	198,972
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A2, 3.00%, 10/15/46	103,403
300,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	307,608
193,336	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.23%, 4/25/45(3)	194,238
Total Commercial Mortgage-Backed Securities (Cost $3,735,882)		3,602,363
Corporate Bonds & Notes — 10.2%
Basic Materials — 0.4%
200,000	ArcelorMittal, Senior Unsecured Notes, 5.25%, 2/25/17	207,750
150,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22(1)	148,500
200,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23(2)	193,483
250,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	255,837
200,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	212,895

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2015 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 10.2% (Continued)
Basic Materials — 0.4% (Continued)
$150,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19	$157,875
		1,176,340
Communications — 0.9%
150,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19(1)	150,075
150,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	146,572
200,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	247,159
250,000	DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	251,438
150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	151,294
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	256,875
100,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	98,513
200,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	208,000
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	282,445
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(2)	256,680
250,000	Time Warner, Inc., Guaranteed Notes, 3.15%, 7/15/15	250,260
106,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	107,720
150,000	Viacom, Inc., Senior Unsecured Notes, 3.88%, 12/15/21(1)	152,164
		2,559,195
Consumer, Cyclical — 1.0%
250,000	CVS Health Corp., Senior Unsecured Notes, 6.60%, 3/15/19(1)	289,032
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	149,205
580,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.38%, 8/6/23	601,516
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.40%, 4/10/18(1)	250,621
100,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	100,469
Principal Amount		Value
Consumer, Cyclical — 1.0% (Continued)
$100,000	Kia Motors Corp., Senior Unsecured Notes, 3.63%, 6/14/16(2)	$102,136
150,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	164,907
270,000	Macy’s Retail Holdings, Inc., Guaranteed Notes, 4.38%, 9/1/23	284,728
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	151,199
250,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44	263,487
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	155,146
100,000	Ryland Group, Inc. (The), Guaranteed Notes, 6.63%, 5/1/20(1)	111,000
250,000	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 3.75%, 3/15/25	240,982
250,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 5.38%, 3/15/22(1)	253,750
		3,118,178
Consumer, Non-cyclical — 1.4%
150,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	147,545
104,000	Actavis Funding SCS, Guaranteed Notes, 2.35%, 3/12/18	104,549
100,000	Actavis Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	99,601
100,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	96,202
250,000	Celgene Corp., Senior Unsecured Notes, 2.30%, 8/15/18	253,772
250,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, 5/15/17	272,506
150,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	153,486
300,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	325,532
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	150,538
250,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	254,075
200,000	HJ Heinz Co., Secured Notes, 4.25%, 10/15/20(1)	204,250

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2015 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 10.2% (Continued)
Consumer, Non-cyclical — 1.4% (Continued)
$150,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45(2)	$138,103
500,000	Kroger Co. (The), Senior Unsecured Notes, 3.40%, 4/15/22	503,662
100,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	103,250
500,000	Medco Health Solutions, Inc., Senior Unsecured Notes, 2.75%, 9/15/15	502,062
350,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16(1)	348,937
100,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	98,619
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	94,898
200,000	Service Corp. International, Senior Unsecured Notes, 7.00%, 6/15/17	215,000
50,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	49,934
200,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(2)	201,747
		4,318,268
Energy — 0.6%
150,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	164,611
250,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17(1)	241,976
150,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 9.00%, 4/15/19	179,973
250,000	Enterprise Products Operating LLC, Guaranteed Notes, 5.70%, 2/15/42(1)	266,075
150,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19(1)	148,751
100,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25(1)	98,009
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	149,074
245,000	Phillips 66, Guaranteed Notes, 2.95%, 5/1/17	251,829
250,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	264,209
100,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	112,941
		1,877,448
Principal Amount		Value
Financial — 4.8%
$100,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	$96,544
200,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18(1)	206,000
200,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18(1)	206,250
250,000	American Express Co., Senior Unsecured Notes, 0.87%, 5/22/18(3)	249,218
250,000	American International Group, Inc., Senior Unsecured Notes, 3.38%, 8/15/20(1)	258,767
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	251,391
250,000	AvalonBay Communities, Inc. MTN, Senior Unsecured Notes, 3.45%, 6/1/25	245,834
150,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21(1)	164,475
200,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	203,515
300,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	329,552
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16(2)	309,426
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21	268,623
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19(1)	223,320
350,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	355,116
100,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	99,000
100,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	101,803
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	248,301
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	249,966
150,000	Deutsche Bank AG, Senior Unsecured Notes, 1.40%, 2/13/17	149,551
200,000	Deutsche Bank AG, Senior Unsecured Notes, 1.88%, 2/13/18	199,388

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2015 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 10.2% (Continued)
Financial — 4.8% (Continued)
$100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	$109,436
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	242,918
250,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	262,005
200,000	First Horizon National Corp., Senior Unsecured Notes, 5.38%, 12/15/15	203,066
250,000	General Electric Capital Corp. MTN, Guaranteed Notes, 1.03%, 8/11/15(3)	249,989
500,000	General Electric Capital Corp. MTN, Guaranteed Notes, 3.35%, 10/17/16	515,786
300,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16(1)	316,522
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	117,295
150,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	149,657
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22(1)	271,544
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.88%, 1/14/22	220,549
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(2)	278,750
300,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.45%, 3/1/16	305,082
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23	490,391
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	258,112
100,000	Lloyds Bank PLC, Guaranteed Notes, 3.50%, 5/14/25	98,184
100,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17(1)(2)	105,616
150,000	Mizuho Bank, Ltd., Guaranteed Notes, 3.20%, 3/26/25(2)	147,145
500,000	Morgan Stanley GMTN, Senior Unsecured Notes, 5.50%, 7/28/21	564,044
250,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19(1)	252,310
Principal Amount		Value
Financial — 4.8% (Continued)
$250,000	PNC Bank NA, Senior Unsecured Notes, 1.30%, 10/3/16	$251,051
1,000,000	Private Export Funding Corp., Series HH, 1.45%, 8/15/19	988,231
250,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19(1)	253,605
250,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	249,832
250,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17(1)	248,729
150,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.00%, 9/24/15(1)	150,414
150,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	147,467
300,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	296,419
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	151,068
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	100,761
150,000	UBS AG MTN, Senior Unsecured Notes, 2.35%, 3/26/20(1)	148,956
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	251,318
1,000,000	Wachovia Corp., Senior Unsecured Notes, 0.56%, 6/15/17(3)	996,512
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19(1)	177,559
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	177,715
250,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21(1)	286,365
		14,450,443
Industrial — 0.5%
100,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	98,875
150,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, 4/1/45(1)	138,346
100,000	Lafarge S.A., Senior Unsecured Notes, 6.20%, 7/9/15(2)	99,955
300,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16	315,750
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	244,983
100,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	98,441

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2015 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 10.2% (Continued)
Industrial — 0.5% (Continued)
$500,000	Union Pacific Corp., Senior Unsecured Notes, 2.95%, 1/15/23	$501,067
		1,497,417
Technology — 0.3%
50,000	Altera Corp., Senior Unsecured Notes, 1.75%, 5/15/17(1)	50,357
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	125,401
150,000	Intel Corp., Senior Unsecured Notes, 4.25%, 12/15/42(1)	140,894
150,000	Micron Technology, Inc., Senior Unsecured Notes, 5.25%, 8/1/23(2)	143,812
250,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25	243,620
150,000	Seagate HDD Cayman, Guaranteed Notes, 4.75%, 1/1/25(2)	149,078
		853,162
Utilities — 0.3%
500,000	Commonwealth Edison Co., 4.00%, 8/1/20	533,940
100,000	Consumers Energy Co., 3.13%, 8/31/24	99,317
100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	101,365
250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	250,603
		985,225
Total Corporate Bonds & Notes (Cost $30,862,407)		30,835,676
Foreign Government Obligations — 0.2%
100,000	Colombia Government International Bond, Senior Unsecured Notes, 5.00%, 6/15/45(1)	92,500
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20(1)	275,625
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	261,562
Total Foreign Government Obligations (Cost $621,164)		629,687
Long-Term Municipal Securities — 0.6%
100,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	102,917
Principal Amount		Value
$100,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Series C, 6.34%, 7/1/39	$115,402
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.30%, 8/1/19	252,908
400,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	406,912
130,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	157,503
70,000	County of Clark, Build America Bonds, General Obligation Limited, Series B1, 5.21%, 6/1/16	72,610
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	267,265
100,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.71%, 12/1/22	111,032
100,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	120,134
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	143,025
75,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	80,544
Total Long-Term Municipal Securities (Cost $1,795,803)		1,830,252
Shares		Value
Short-Term Municipal Securities — 0.1%
Illinois — 0.1%
250,000	Illinois State, General Obligation Unlimited, 4.96%, 3/1/16	255,823
Total Short-Term Municipal Securities (Cost $256,485)		255,823

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2015 (Unaudited)
Principal Amount		Value
U.S. Government Agency Obligations — 7.1%
$800,000	FHLMC, 1.25%, 5/12/17	$808,943
500,000	FHLMC, 1.00%, 7/28/17	502,328
750,000	FHLMC, 1.75%, 5/30/19	758,161
155,525	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	154,462
259,794	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	280,355
53,603	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	55,273
330,125	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	348,743
453,626	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	470,444
405,805	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	429,486
77,507	FHLMC Gold Pool #C04038, 3.50%, 6/1/42	79,928
30,903	FHLMC Gold Pool #G08479, 3.50%, 3/1/42	31,867
9,586	FHLMC Gold Pool #G18155, 5.00%, 10/1/21	10,362
36,634	FHLMC Gold Pool #G18160, 5.00%, 11/1/21	39,615
107,546	FHLMC Gold Pool #G18420, 3.00%, 1/1/27	111,531
39,026	FHLMC Gold Pool #J00975, 5.00%, 1/1/21	41,402
9,842	FHLMC Gold Pool #J03589, 5.00%, 10/1/21	10,343
184,450	FHLMC Pool #A96409, 3.50%, 1/1/41	190,092
16,634	FNMA, 4.00%, 4/1/24	17,603
207,268	FNMA, 4.00%, 3/1/25	221,397
128,041	FNMA, 4.00%, 6/1/26	136,840
486,500	FNMA, 3.50%, 7/1/26	513,298
181,591	FNMA, 4.00%, 7/1/26	194,116
32,257	FNMA, 4.50%, 7/1/40	34,950
6,990	FNMA, 4.50%, 8/1/40	7,572
5,813	FNMA, 4.50%, 9/1/40	6,284
85,440	FNMA, 4.50%, 10/1/40	92,384
439,579	FNMA, 4.50%, 2/1/41	476,937
130,088	FNMA, 4.50%, 3/1/41	140,640
359,714	FNMA, 4.50%, 4/1/41	390,288
8,058	FNMA, 4.50%, 4/1/41	8,711
138,906	FNMA, 4.50%, 4/1/41	150,173
130,754	FNMA, 4.50%, 4/1/41	141,463
163,292	FNMA Pool #254733, 5.00%, 4/1/23	180,209
345,477	FNMA Pool #255667, 5.00%, 3/1/25	381,082
4,466	FNMA Pool #745275, 5.00%, 2/1/36	4,939
266,394	FNMA Pool #890236, 4.50%, 8/1/40	288,563
Principal Amount		Value
$10,718	FNMA Pool #910242, 5.00%, 3/1/37	$11,847
10,469	FNMA Pool #975116, 5.00%, 5/1/38	11,548
482,965	FNMA Pool #995245, 5.00%, 1/1/39	532,739
363,789	FNMA Pool #AA7720, 4.00%, 8/1/39	385,460
195,918	FNMA Pool #AB1259, 5.00%, 7/1/40	216,656
76,211	FNMA Pool #AB3218, 3.50%, 7/1/31	79,532
387,956	FNMA Pool #AB4449, 4.00%, 2/1/42	412,741
531,205	FNMA Pool #AB5472, 3.50%, 6/1/42	549,194
336,537	FNMA Pool #AB6286, 2.50%, 9/1/27	343,148
522,455	FNMA Pool #AB8144, 5.00%, 4/1/37	578,189
709,349	FNMA Pool #AD6374, 5.00%, 5/1/40	784,093
7,441	FNMA Pool #AE0385, 4.00%, 9/1/40	7,913
6,816	FNMA Pool #AE5024, 4.00%, 12/1/40	7,261
174,958	FNMA Pool #AH3226, 5.00%, 2/1/41	193,772
111,850	FNMA Pool #AH6186, 4.00%, 2/1/41	119,143
280,491	FNMA Pool #AH8932, 4.50%, 4/1/41	303,242
153,898	FNMA Pool #AI1019, 4.50%, 5/1/41	166,631
36,892	FNMA Pool #AI5737, 4.50%, 6/1/41	39,995
289,895	FNMA Pool #AJ6932, 3.00%, 11/1/26	301,007
391,359	FNMA Pool #AO2961, 4.00%, 5/1/42	416,276
106,480	FNMA Pool #AO4137, 3.50%, 6/1/42	110,069
57,786	FNMA Pool #AO4299, 3.50%, 8/1/42	59,743
27,031	FNMA Pool #AO6770, 3.50%, 6/1/42	27,945
800,156	FNMA Pool #AP1340, 3.50%, 7/1/42	827,217
350,820	FNMA Pool #AQ0287, 3.00%, 10/1/42	349,890
424,432	FNMA Pool #AT0969, 3.00%, 4/1/43	424,672
1,048,106	FNMA Pool #AT8849, 4.00%, 6/1/43	1,112,703
186,787	FNMA Pool #AU6043, 3.00%, 9/1/43	186,621

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2015 (Unaudited)
Principal Amount		Value
U.S. Government Agency Obligations — 7.1% (Continued)
$320,038	FNMA Pool #AU7025, 3.00%, 11/1/43	$320,070
307,111	FNMA Pool #AU8070, 3.50%, 9/1/43	317,216
275,649	FNMA Pool #AU8846, 3.00%, 11/1/43	275,763
127,645	FNMA Pool #AV0225, 4.50%, 10/1/43	138,254
236,662	FNMA Pool #AW5055, 3.50%, 7/1/44	244,464
141,253	FNMA Pool #AX1138, 3.50%, 9/1/44	145,732
120,254	FNMA Pool #AY2728, 2.50%, 2/1/30	121,826
290,293	GNMA, 3.00%, 4/16/39	300,325
530,836	GNMA II Pool #MA1090, 3.50%, 6/20/43	552,571
250,148	GNMA II Pool #MA1520, 3.00%, 12/20/43	254,130
350,069	GNMA II Pool #MA1922, 5.00%, 5/20/44	384,248
140,805	GNMA II Pool #MA2445, 3.50%, 12/20/44	146,832
1,490,074	GNMA Pool #4016, 5.50%, 8/20/37	1,694,817
184,613	GNMA Pool #650494, 5.50%, 1/15/36	210,244
197,713	GNMA Pool #MA1375, 3.50%, 10/20/43	205,809
Total U.S. Government Agency Obligations (Cost $21,056,549)		21,582,332
U.S. Treasury Obligations — 4.4%
1,400,000	U.S. Treasury Bonds, 6.13%, 11/15/27	1,941,734
100,000	U.S. Treasury Bonds, 5.25%, 11/15/28	130,344
850,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,062,633
900,000	U.S. Treasury Bonds, 4.38%, 5/15/40	1,108,195
150,000	U.S. Treasury Bonds, 2.88%, 5/15/43	142,945
100,000	U.S. Treasury Bonds, 3.63%, 8/15/43	110,016
170,000	U.S. Treasury Bonds, 3.38%, 5/15/44	178,566
150,000	U.S. Treasury Bonds, 3.13%, 8/15/44	150,246
150,000	U.S. Treasury Notes, 1.75%, 5/31/16	151,957
250,000	U.S. Treasury Notes, 0.50%, 8/31/16	250,352
150,000	U.S. Treasury Notes, 1.00%, 10/31/16	151,137
500,000	U.S. Treasury Notes, 0.88%, 6/15/17	502,265
250,000	U.S. Treasury Notes, 0.88%, 10/15/17	250,567
500,000	U.S. Treasury Notes, 1.88%, 10/31/17	512,695
250,000	U.S. Treasury Notes, 2.63%, 4/30/18	261,738
Principal Amount		Value
$800,000	U.S. Treasury Notes, 1.38%, 9/30/18	$806,625
1,400,000	U.S. Treasury Notes, 1.75%, 10/31/18	1,428,109
100,000	U.S. Treasury Notes, 1.00%, 8/31/19	98,266
600,000	U.S. Treasury Notes, 1.50%, 10/31/19	600,328
600,000	U.S. Treasury Notes, 1.38%, 3/31/20	594,094
100,000	U.S. Treasury Notes, 1.13%, 4/30/20	97,703
350,000	U.S. Treasury Notes, 2.63%, 8/15/20	365,996
150,000	U.S. Treasury Notes, 2.13%, 8/31/20	153,199
300,000	U.S. Treasury Notes, 2.00%, 11/30/20	303,750
250,000	U.S. Treasury Notes, 2.00%, 2/15/22	249,961
150,000	U.S. Treasury Notes, 1.75%, 2/28/22	147,387
350,000	U.S. Treasury Notes, 1.63%, 8/15/22	339,281
100,000	U.S. Treasury Notes, 2.75%, 2/15/24	103,820
100,000	U.S. Treasury Notes, 2.50%, 5/15/24	101,711
450,000	U.S. Treasury Notes, 2.38%, 8/15/24	452,426
100,000	U.S. Treasury Notes, 2.25%, 11/15/24	99,391
100,000	U.S. Treasury Notes, 2.00%, 2/15/25	97,156
200,000	U.S. Treasury Notes, 2.13%, 5/15/25	196,375
Total U.S. Treasury Obligations (Cost $12,238,274)		13,140,968
Shares		Value
Short-Term Investments — 3.1%
Money Market Funds — 3.1%
4,825,813	State Street Institutional Liquid Reserves Fund	4,825,813
4,559,088	State Street Navigator Securities Lending Prime Portfolio(4)	4,559,088
Total Short-Term Investments (Cost $9,384,901)		9,384,901
Total Investments — 100.9% (Cost $159,604,137)		$304,633,040
Excess of Liabilities Over Cash and Other Assets — (0.9)%		(2,732,871)
Net Assets — 100.0%		$301,900,169
Net Asset Value Per Outstanding Share ($301,900,169 ÷ 13,441,447 shares outstanding)		$22.46
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2015, the market value of the securities on loan was $4,464,852.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $4,464,852 were out on loan in exchange for $4,559,088 of cash collateral as of

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2015 (Unaudited)
June 30, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1K in the Notes to Financial Statements.
ADR
American Depositary Receipt.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2015 (See Note 1B):
Investments In Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$222,292,697	$—	$—	$222,292,697
Asset-Backed Securities	—	1,078,341	—	1,078,341
Commercial Mortgage-Backed Securities	—	3,602,363	—	3,602,363
Corporate Bonds & Notes*	—	30,835,676	—	30,835,676
Foreign Government Obligations	—	629,687	—	629,687
Long-Term Municipal Securities	—	1,830,252	—	1,830,252
Short-Term Municipal Securities	—	255,823	—	255,823
U.S. Government Agency Obligations	—	21,582,332	—	21,582,332
U.S. Treasury Obligations	—	13,140,968	—	13,140,968
Short-Term Investments	9,384,901	—	—	9,384,901
Total Investments in Securities	$231,677,598	$72,955,442	$—	$304,633,040

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Statement of Assets and Liabilities
Statement of Operations
At June 30, 2015 (Unaudited)
ASSETS:
Investment securities, at value (Cost – $159,604,137) (securities on loan, at value, $4,464,852)	$304,633,040
Receivable for securities sold	1,572,323
Interest and dividends receivable	677,343
Prepaid expenses	15,061
Receivable for fund shares sold	9,348
Receivable for securities lending income	1,684
Total Assets	306,908,799
LIABILITIES:
Payable upon return of securities on loan (See Note 1K)	4,559,088
Payable for fund shares redeemed	161,840
Accrued expenses:
Advisory fee	128,489
Service and distribution plan fees	63,457
Director’s fees and expenses	6,207
Other	89,549
Total Liabilities	5,008,630
Net Assets	$301,900,169
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 13,441,447 shares)	$134,414
Additional paid-in capital	125,992,202
Undistributed net investment income	3,018,566
Accumulated net realized gain on investments and foreign currency	27,726,078
Net unrealized appreciation (depreciation) of investments and foreign currency translations	145,028,909
Net Assets	$301,900,169
Net Asset Value Per Outstanding Share ($301,900,169 ÷ 13,441,447 shares outstanding)	$22.46

For the Six Months Ended June 30, 2015 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $18,356)	$1,312,460
Interest	1,034,368
Securities lending income	13,310
Total Income	2,360,138
Expenses:
Advisory fee	788,524
Service and distribution plan fees	630,819
Auditing and legal fees	86,039
Custodian fees	45,349
Directors’ fees and expenses	37,525
Insurance	19,122
Printing and postage	15,082
Other	18,468
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	1,640,928
Less: Service and Distribution Plan Fees Waived	(236,557)
Net Expenses	1,404,371
Net Investment Income	955,767
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	9,841,188
Foreign currency translations	(786)
9,840,402
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(6,331,037)
Foreign currency transactions	173
(6,330,864)
Net Gain/(Loss) on Investments and Foreign Exchange Transactions	3,509,538
Increase in Net Assets from Operations	$4,465,305

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Statement of Changes in Net Assets

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$955,767	$2,066,628
Net realized gain on investments and foreign currency	9,840,402	17,882,559
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(6,330,864)	7,109,885
Net increase in net assets from operations	4,465,305	27,059,072
Distributions to Shareholders from:
Net investment income	—	(1,601,813)
Net realized gain from investment transactions	—	(38,165,666)
Total distributions	—	(39,767,479)
Share Transactions:
Proceeds from sale of fund shares	1,458,813	2,875,138
Proceeds from reinvestment of dividends and distributions to shareholders	—	39,767,479
Cost of fund shares redeemed	(27,907,971)	(50,552,044)
Net decrease in net assets from fund share transactions	(26,449,158)	(7,909,427)
Total decrease in net assets	(21,983,853)	(20,617,834)
NET ASSETS:
Beginning of period	323,884,022	344,501,856
End of period	$301,900,169	$323,884,022
Undistributed net investment income included in net assets, at end of period	$3,018,566	$2,062,799

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Six Months Ended June 30, 2015 (unaudited)	Years Ended December 31,
		2014	2013	2012	2011	2010
Net asset value, beginning of period	$22.17	$23.17	$20.87	$18.52	$17.96	$15.72
Income/(loss) from investment operations:
Net investment income	0.08	0.15	0.12	0.19	0.13	0.11
Net gains/(losses) on securities (both realized and unrealized)	0.21	1.70	4.22	2.64	0.54	2.27
Total from investment operations	0.29	1.85	4.34	2.83	0.67	2.38
Less distributions:
Dividends from net investment income	—	(0.11)	(0.19)	(0.13)	(0.11)	(0.14)
Distributions from net realized gains	—	(2.74)	(1.85)	(0.35)	—	—
Total distributions	—	(2.85)	(2.04)	(0.48)	(0.11)	(0.14)
Net asset value, end of period	$22.46	$22.17	$23.17	$20.87	$18.52	$17.96
Total return*	1.31%(1)	8.51%	21.63%	15.43%	3.68%	15.20%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$301,900	$323,884	$344,502	$321,828	$319,894	$356,645
Ratio of gross expenses to average net assets(2)	1.04%(3)	1.03%	1.03%	1.04%	1.03%	1.03%(4)
Ratio of net expenses to average net assets(5)	0.89%(3)	0.88%	0.88%	0.89%	0.88%	0.84%(6)
Ratio of net investment income to average net assets	0.61%(3)	0.62%	0.48%	0.84%	0.60%	0.56%
Portfolio turnover rate	4%(1)	15%	17%	24%	28%	21%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Not annualized.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(6)
Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements

June 30, 2015 (unaudited)

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. Value Line Strategic Asset Management Trust seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end and closed-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
(B) Fair Value Measurements: Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

June 30, 2015 (unaudited)

•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the six months ended June 30, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2015, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Fund, the Master Repurchase Agreement may permit the non-defaulting party to net and close out all transactions. The Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At period end, there were no open repurchase agreements for the Fund.
(D) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2015, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in either of the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.
(E) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

June 30, 2015 (unaudited)

(F) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first in first out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.
The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(G) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(H) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(I) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(J) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(K) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in the Statement of Operations.

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

June 30, 2015 (unaudited)

Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of June 30, 2015, the Value Line Funds were not invested in joint repurchase agreements.
As of June 30, 2015, the Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
$4,464,852	$4,559,088	$4,558,787

*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

(L) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Fund Share Transactions, Dividends and Distributions

Shares of each Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Shares sold	64,423	128,614
Shares issued to shareholders in reinvestment of dividends and distributions	0	1,869,651
Shares redeemed	(1,235,079)	(2,255,327)
Net decrease	(1,170,656)	(257,062)
Dividends per share from net investment income	$0.0000	$0.1148
Distributions per share from net realized gains	$0.0000	$2.7362

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

June 30, 2015 (unaudited)

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Six Months Ended June 30, 2015 (unaudited)
PURCHASES:
U.S. Treasury & Government Agency Obligations	$2,889,656
Other Investment Securities	10,259,571
Total Purchases	$13,149,227
SALES:
U.S. Treasury & Government Agency Obligations	$2,338,602
Other Investment Securities	22,493,221
Total Sales	$24,831,823

4.
Income Taxes

At June 30, 2015, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$159,604,137
Gross tax unrealized appreciation	$145,746,516
Gross tax unrealized depreciation	(717,613)
Net tax unrealized appreciation on investments	$145,028,903

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

Advisory fees of  $788,524 were paid or payable to the Adviser for the six months ended June 30, 2015. This was computed at an annual rate of 0.50% of the average daily net assets of Value Line Strategic Asset Management Trust, during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2015, fees amounting to $630,819, before fee waivers, were accrued under the Plan for the Fund. Effective May 1, 2007, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods for the Fund. For the six months ended June 30, 2015, the fees waived amounted to $236,557 for the Fund. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.
6.
New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11. Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

June 30, 2015 (unaudited)

repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

■ Value Line Strategic Asset Management Trust

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST,
A SERIES OF THE VALUE LINE FUNDS VARIABLE TRUST
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of the Value Line Funds Variable Trust (the “Trust”) to annually consider the continuance of the investment advisory agreement (the “Agreement”) between EULAV Asset Management (the “Adviser”) and the Value Line Strategic Asset Management Trust (the “Fund”), a series of the Trust.
In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Trust and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Fund within its Aggressive Allocation category.
In preparing a Peer Group for the Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Fund consisting of 17 other funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.

VALUE LINE FUNDS VARIABLE TRUST

■ Value Line Strategic Asset Management Trust

The Board observed that there is a range of investment options available to shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index. The Board noted that the Fund outperformed the Peer Group and Category medians but not the benchmark index for the one-year period ended March 31, 2015. The Board also noted that the Fund’s performance for the three-year, five-year and ten-year periods ended March 31, 2015 was above the performance of the Peer Group and Category medians and the benchmark index.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Management Fee.   The Board considered the Adviser’s management fee rate under the Agreement relative to the management fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the costs of providing fund accounting services for the Fund as part of the management fee. The Board was informed that the management fee rates for funds in the Peer Group and Category most likely did not include the provision of fund accounting services and, if it did, the Fund’s management fee rate would have compared more favorably. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was the same as that of the Peer Group median, but less than the Category median. The Board concluded that the Fund’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category. Before giving effect to such fee waivers, the Fund’s expense ratio was less than the Peer Group median, but the same as that of the Category median. The Board noted that the Distributor proposed to extend its contractual waiver of a portion of the Fund’s Rule 12b-1 fees through June 30, 2016, subject to a reduction in the amount of the waiver. The Distributor and the Board agreed, subject to this change, to extend the waiver which is projected to effectively reduce the Fund’s Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the Fund’s average daily net assets, effective August 1, 2015 through June 30, 2016. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board noted that, for the most recent fiscal year for which audited financial data is available, the expense ratio of the Peer Group and Category medians after giving effect to fee waivers applicable to certain funds therein were higher than the expense ratio of the Fund after giving effect to its Rule 12b-1 fee waiver, both before and after the change in such waiver. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.

VALUE LINE FUNDS VARIABLE TRUST

■ Value Line Strategic Asset Management Trust

Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

VALUE LINE FUNDS VARIABLE TRUST

■ Value Line Strategic Asset Management Trust

Form N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Item 5.   Audit Committee of Listed Registrants
Not Applicable.
Item 6.   Investments
Not Applicable
Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not Applicable
Item 8.   Portfolio Managers of Closed-End Management Investment Companies
Not Applicable
Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not Applicable
Item 10.   Submission of Matters to a Vote of Security Holders
Not Applicable
Item 11.   Controls and Procedures.
(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Exhibits.
(a)
(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)
Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
By	/s/ Mitchell E. Appel
Mitchell E. Appel, President
Date:	September 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer
By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer
Date:	September 10, 2015